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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Schweitzer-Mauduit International, Inc. and subsidiaries on Form S-8 of our report dated January 27, 2003 (January 31, 2003 as to Note 5), appearing in the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. and subsidiaries for the year ended December 31, 2002.



DELOITTE & TOUCHE LLP

Atlanta, Georgia
June 9, 2003